OFFICE LEASE

THIS LEASE is made as of the 18th day of September 1986 by and between Landlord and Tenant

                                   WITNESSETH:

     1. TERMS AND DEFINITIONS. For purpose of this Lease, the following terms shall have the following definitions and meanings:

A.     Landlord:  FIFTH  &  "I"  ASSOCIATES

B.     Landlord's  Address:
          1451  River  Park  Drive
          Suite  110
          Sacramento,  CA  95815

C.     Tenant:  GEORGE  AND  MITRI  DABAI

D. Building: That certain office building designated Building No _______ located at the following address:
       500  "I"  Street
       Sacramento,  CA  95814
E.     Suite  500

F.     Premises:  Those certain premises defined in Paragraph 2(a) herein below.

G.     Rentable  Area  of Premises: Approximately 2,412 square feet (See Exhibit
                                                 ------
"A-1")

H: Developable Area: That portion of the Rentable Area of Premises, exclusive of elevator lobbies, public corridors, public restroom mechanical rooms, electrical rooms, telephone closets and other common areas and loess any vertical penetrations not included for the special use of Tenant.

I.     Floor(s)  upon  which  the  Premises  are  located:  First
                                                            -----

J.     Term:  10  years  and  0  Months
              --              -

K. Building Standard Work: All the work to be done at Landlord's expense in the Premises pursuant to the provisions of the Work Letter Agreement.

L. Building Nonstandard Work: All the work done in the Premises by Landlord pursuant to the provisions of the Work Letter Agreement other than the Building Standard Work.

M. Leasehold Improvements: The aggregate of the Building Standard Work and the Building Nonstandard Work.

N.     Scheduled  Commencement  Date:  June  6,  1897

INITIAL:  G.D.;  M.D.;  D.P.

O.     Commencement  Date:  The  earliest  of  the  following  dates:

The lease shall be effective upon execution. The rent and term shall commence 240 days after execution of this lease.

P.     Space  Plan  Approval  Date:  N/A

Q.     Annual  Basic  Rent:  See  Addendum

R.     Direct  Expenses  Base:  $0.00 per  square  foot  of  Rentable  Area.
                                -----

S.     Tenant's  Percentage:  1.41%
                              -----

T.      Security  Deposit:  $2,532.60  plus  two  months  rent  ($7,597.80)
                            ---------------

U.     Brokers:  Goldwell  Banker.
                 ----------------

V. Work Letter Agreement: That certain Work Letter Agreement attached hereto as Exhibit "B".

W.     Addendum:  This  lease  is  subject  to  the  Addendum  attached  hereto.

     2.  PREMISES  AND  COMMON  AREAS  LEASED:

     (a) Subject to the terms and provisions herein contained. Landlord hereby leases to Tenants and Tenant hereby leases from Landlord the Premises contained within the Suite outlined on the floor plan attached hereto and marked Exhibit A-2 and improved by Landlord with the Leasehold Improvements described in the Work Letter Agreement (unless Tenant is leasing the Premises on an "as is" basis), said Premises being agreed, for the purposes of this Lease, to have an area approximately the number of square feet of Rentable Area as designated in Paragraph 1 and being situated on the Floor(s) designated in Paragraph 1 of the Building. The Premises exclude the exterior window glass, pipes, conduits, wires and appurtenant fixtures serving exclusively or in common other parts of the Building and the Project.

     Upon completion of the finalized floor plan of the Premises, the exact Rentable Area of the Premises shall be determined by Landlord in accordance with Exhibit A-1. In the event the Rentable Area as so determined is different from that shown in Paragraph 1, this Lease shall be amended to correctly set forth the Rentable Area. The Annual Basic Rent, Tenant's Percentage and Security Deposit shall also be increased or decreased by the percentage change in the Rentable Area.

     (b) Tenants shall have the nonexclusive right to use in common with other tenants of the Building and other buildings within the Project and subject to the Rules and Regulations referred to in Paragraph 28 below, the following areas appurtenant to the Premises:

          (i) The common entrances, restrooms, elevators, stairways and accessways, docks, ramps, drives and platforms and any passageways and serviceways thereto, and the common pipes, conduits, wires and appurtenant equipment serving the Premises:

          (ii) Common walkways, roadways, parkways, and sidewalks and other common areas located in the Project.

     (c) Landlord reserves the right form time to time without unreasonable interference with Tenant's use:

          (i) To install, use, maintain, repair and replace pipes, conduits, wires and appurtenant meters and equipment for service to other parts of the Building above the ceiling surfaces, below the floor surfaces, within the walls and in the central core areas, and to relocate any pipes, conduits, wires and appurtenant meters and equipment included in the Premises which are located in the Premises or located elsewhere outside the Premises, and to expand the Building:

          (ii) To alter, improve, redesignate, temporarily close, and/or relocate any common facility or common area of the Project.

     (d) Nothing in this Lease shall limit the right of Landlord to change, alter, redesign or otherwise modify the project in its discretion, or construct additional Buildings or other improvements thereto as Landlord in its discretion deems necessary or desirable. Such rights shall include, without limitation, a change in the master plan for the Project, changes in common area of the Project, changes in the size of the buildings, location of the buildings or other improvements and the like.

     3. TERM. The term of this Lease shall be for the period designated in Paragraph I commencing on the Commencement Date, and ending on the expiration of such period, unless the term hereby demised shall be sooner terminated as hereinafter provided. The Commencement Date and the date upon which the term of this Lease shall be determined in accordance with the provisions of Paragraph 1 and said dates will be specified in Landlord's Notice of Lease Term Dates ("Notice"), in the form of Exhibit D which is attached hereto and is incorporated herein by this reference, and shall be served upon Tenant as provided in Paragraph 9, after Landlord deliver4es or tenders possession of the Premises to Tenant. Notwithstanding the foregoing, in the event Tenant is leasing the Premises on an "as is" basis, the term of this Lease shall commence on the Scheduled Commencement Date.

     4. POSSESSION. Tenant agrees that in the event of the inability of Landlord to deliver the possession of the Premises to Tenant on the Scheduled Commencement Date this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the Term be in any way extended, but in such event Tenants shall not be liable for any rent until such time as Landlord tenders delivery of possession of the Premises to Tenant with Landlord's work therein, if any, substantially completed. Should the Landlord tender possession of the Premises to Tenant prior to the Scheduled Commencement Date, and Tenant elects to accept such prior tender, such prior occupancy shall be subject to all of the terms, covenants and conditions of this Lease, including without limitation, the payment of rent.

     5. ANNUAL BASIC RENT. Tenant agrees to pay Landlord as Annual Basic Rent for the Premises the Annual Basic Rent designated in Paragraph 1 (subject to adjustment as hereinafter provided) in twelve (12) equal monthly installments, each in advance on the first day of each and every calendar month daring the Term, except that the first month's rental shall be paid upon the execution hereof. In the event the Term of this Lease commences or ends on a day other than the first day of a calendar month, then the rental for such periods shall be prorated in the proportion that the number of days this Lease in effect during such periods hears to thirty (30), and such rental shall be paid at the commencement of such periods. In addition to said Annual Basic Rent, Tenant agrees to pay the amount of the rental adjustments as and when hereinafter provided in this Lease. Said Annual Basic Rent, rental adjustments and amount designated as additional rent hereunder shall be paid to Landlord without any prior demand therefor and without any deduction or offset whatsoever in lawful money of the United States of America, which shall be legal tender at the time of payment, at the address of Landlord designated in Paragraph 1 or to such other person or at such other place as Landlord may from time to time designate in writing. All charges to be paid by Tenant hereunder, including without limitation, the payments for real property taxes, insurance, repairs and parking (if any) shall be considered additional rent for the purposes of this Lease, and the word "rent" in this Lease shall include such additional rent unless the context specifically or clearly implies that only the Annual Basic Rent is referenced.

     6.  RENTAL  ADJUSTMENT.
INITIAL:  G.D.;  M.D.;  D.P.

     (a) For the purpose of this Subparagraph 6(a), the following terms are defined as follows:

          Tenant's Percentage: The Rentable Area of the Premises divided by the total rentable area of the Building as reasonably determined by the Landlord.

          Direct Expense Base: The amount of the annual Direct Expenses attributable to the Building to be paid by Landlord before Tenant is required to pay its share of Direct Expenses in excess of such amount which in the Lease is zero.

          Direct Expenses: All direct costs of operation and maintenance attributable to the Building ("Direct Expenses") as determined by standard accounting practices, calculated assuming the Building is one hundred percent (100%) occupied, including the following costs by way of illustration, but not limitation: real property taxes and assessments and any taxes or assessments hereafter imposed thereof; rent taxes, gross receipt taxes (whether against Landlord or assessed against Tenant and collected by Landlord or both); the percentage of Project common area operation and maintenance charges assessed against the Building as more particularly set forth in the Declaration; water and sewer charges; the net cost and expense of insurance which Landlord elects or is required to maintain with respect to the Building and/or the operation thereof including, without limitation, rental income insurance and other forms of insurance described in Paragraph 20 below, utilities, janitorial services, security, labor, utilities surcharges, or any other costs, taxes, assessments, user charges and the like levied, assessed or imposed by, or at the direction of, or resulting from statues or regulations, or interpretations thereof, promulgated by any federal, state, regional, municipal, local or governmental authority in connection with the use or occupancy of the Building or the Premises or the parking facilities serving the Building or the Premises including, without limitation, such taxes, assessments fees or levies imposed by or at the direction of any assessment district now or hereafter affecting the Building and/or the Project: all amortization of the costs, including financing coat for capital expenditures, prorated on a monthly basis. (i) required by a governmental entity for energy conservation, life safety or other purposes, or (ii) made by Landlord to reduce operating expenses: increases in the interest payable by Landlord under the note evidencing Landlord's financing for the Building in the event such note contains provisions for variable interest rates (provided, however, that in interpreting whether or not such note contains provisions for variable interest rates, it is agreed that if the interest rate is fixed but such lender is entitled to any participation on the gross or net income, revenue or cash flow from the operation of the Building, such participation shall cause the note to be construed to be a variable interest rate note and payments required of operation of the Building, such participation shall cause the note to be construed to be a variable interest rate note and payments required of Landlord to such lender due to the provisions of such participation agreement shall be construed to be increased payments of interests); costs incurred in the management of the Building, if any (including wages and salaries of employees used in the management, operation and maintenance of the Building, and payroll taxes and similar governmental charges with respect thereto and administrative fees not to exceed ten percent (10%) of the annual Direct Expenses excluding therefrom such fee); air-conditioning, waste disposal; heating; ventilating; elevator maintenance; supplies, materials, equipment, tools, and maintenance, cost and upkeep of parking structure, if any, serving the Building. Direct Expenses shall not include depreciation on the Building or equipment therein, Landlord's executive salaries or real estate broker's commissions. Notwithstanding the foregoing definitions, as to each specific category for which one or more tenants of the Building either pays directly to third parties or specifically reimburses to Landlord (e.g. separately metered utilities, separately contracted janitorial service, property taxes directly reimbursed to Landlord etc.) such tenant's payments with respect hereto shall not be included in Direct Expenses for purposes of this definition and each such tenant's share of Direct Expenses shall be adjusted by excluding from calculation thereof the net rentable area of all such tents paying such category of Direct Expenses directly to third parties or reimbursing same directly to Landlord.

     (b) If the amount of the Direct Expenses of any calendar year, or portion thereof during the term of this Lease is in excess of the Direct Expense Base, then Tenant shall pay its share of such excess as additional rent. Tenant's share of such expenses shall be determined by multiplying the amount of the excess time Tenant's Percentage. Prior to the commencement of the Term and of each calendar year thereafter, or at such other times as Landlord determines that there has been an increase in the Direct Expenses, Landlord shall deliver to Tenant a written estimate of the Direct Expenses and the portion thereof payable by Tenant for the ensuing year or portion thereof. Concurrently with its payment of each monthly installment of Annual Basic Rent, Tenant shall pay such estimated amount of Tenant's share of such Direct Expenses in twelve (12) equal installments in advance. Within ninety (90) days following the expiration of each calendar year, Landlord shall furnish Tenant a statement showing in detail the actual Direct Expenses for the proceeding calendar year. Within thirty (30) days thereafter, Tenant shall make such further payment as shall be necessary to adjust the amount paid by Tenant towards Tenant's share of such Direct Expenses to equal the amount Tenant should have paid as shown on said statement. Any overpayment made by Tenant shall be credited against installments next coming due under this Paragraph 6(b). The failure of Landlord to deliver to Tenant any statement described in this Paragraph shall not relieve Tenant form its share of Direct Expenses as herein described.

     Even though the Term has expired and tenants has vacated the Premises, when the final determination is made of Tenant's share of Direct Expenses for the calendar year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made in the event said expenses decrease shall be immediately rebated by Landlord to Tenant.

     7. SECURITY DEPOSIT. Tenant has deposited with Landlord the Security Deposit designated in Paragraph 1. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provision relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obliged to spend by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within 10 (10) days after demand therefore, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Security Deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of the Lease Term; provided that the Landlord may retain one-half of the Security Deposit until such time as any amount due from Tenant in accordance with Paragraphs 5 and 6 hereof has been determined and paid in full. Should Landlord sell its interests in the Premises during the Term hereof and if Landlord deposits with the purchase thereof of he then inappropriate funds deposited by Tenant as a aforesaid thereupon Landlord shall be discharged from any further liability with respect to such Security Deposit.

INITIAL:  G.D.;  M.D.;  D.P.

     8. USE. Tenant shall use the Premises for a Deli Restaurant, serving breakfast, lunch, dinner items and catering. To any other purpose without the prior written consent of Landlord Tenant shall not use or occupy the Premises in violation of law or of the certificate or occupancy used for the Building of which the Premises are part, and shall, upon five (5) days written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to the violation of laws or said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or property located therein and shall comply with the rules, orders, regulations and requirements of the Pacific Fire Rating Bureau or any other organization performing a similar function. Tenant shall promptly upon demand reimburse Landlord as additional rent for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of Paragraph 8. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct of interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit of suffer to be committed any waste in or upon the Premises and shall keep the Premises in first class repair and appearance.

     9. PAYMENTS AND NOTICES. All rents and other sums payable by Tenant to Landlord hereunder shall be paid to Landlord at the address designated by Landlord in Paragraph 1 above or at such other places as Landlord may hereafter designated in writing. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail addressed to Tenant at the Building of which the Premises are a part, or to Landlord at its address designated in Paragraph 1. Either party may by written notice to the other specify a different address for notice purposes except that Landlord may in any event use the Premises as Tenant's address for notice purposes. If more that one Tenant is named under this Lease, service of any notice upon any one of said tenants shall be deemed as service upon all of said tenants.

     10. BROKERS. The parties recognize that the brokers who negotiated this Lease are the brokers whose names are stated in Paragraph 1, and agree that Landlord shall be solemnly responsible for the payment of brokerage commissions to said brokers and that Tenant shall have no responsibility thereof. If Tenant has dealt with any other person or real estate broker in respect of lasing or renting space in the Building Tenant shall be solemnly responsible for the payment of any fee due said person of firm and Tenant shall hold Landlord free and harmless against liability with respect thereto.

     11. HOLDING OVER. If Tenant holds over after the expiration or earlier termination of the Tern hereof without the express written consent of Landlord Tenant shall become a tenant at sufferance only, at a rental rate equal to one hundred fifty percent (150%) of the rent in effect upon the date of such expiration (subject to adjustments as provided in Paragraph 5 and 6 hereof and prorated on a daily basis), and otherwise subject to the terms, covenants and conditions herein specified, as for as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a holdover hereunder or result in a renewal. The foregoing provisions of this Paragraph 11 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord hereunder or as otherwise provided by law. It Tenant fails to surrender to Premises upon expiration of this Lease despite demand to do so by Landlord. Tenant hereby agrees to indemnify and hold Landlord harmless from any loss or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender.

     12.  TAXES  AND  TENANT'S  PROPERTY.

     (a) Tenant shall be liable for and shall pay before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes of on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessments, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes levied against Landlord , or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event at Tenant's sole cost and expense Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of complete jurisdiction to recover the amount of any such taxes so paid under protest, any amount so recovered to belong to Tenant.

     (b) If the Leasehold Improvements in the Premises, whether installed and/or paid by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which Leasehold Improvements conforming to the Building Standard Work in other space in the Building are assessed, then the real property tax and assessments levied against Landlord or the property by reason of excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Subparagraph 12 (a) above.

     13.  ALTERATIONS.

     (a) Tenant shall make not alterations, decorations, additions or improvements in or to the Premises without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord. Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with Landlord's free access to mechanical installations or service facilities of the Building or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities. All such work shall be done at such time and in such manner as Landlord may from time to time designate. Tenant agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, directions and regulations of all governmental agencies, offices, departments, bureaus and boards having jurisdiction. Before commencing any work, Tenant shall give Landlord at least fifteen (15) days written consent of the proposed commencement of such work and shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnify hold, satisfactory to Landlord, for said work Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Building for work claimed to have been done for, or material claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at cost and expense of Tenant. All alterations, decorations, additions or improvements upon the Premises, made by wither party, including all wallcovering, built-in-cabinet work, paneling and the like, unless Landlord elects otherwise, become the property of Landlord and shall remain upon Landlord be surrendered with the Premises, except that Landlord may have written notice to Tenant, given at least thirty (30) days prior to the end of the Term, require Tenant to remove all partitions, counters railing and the like installed by Tenant, and Tenant shall repair any damage to the Premises arising form such removal or, at Landlord's opinion, shall pay to the Landlord all of Landlord's costs of such removal and repair.

     (b) All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Lease Term provided Tenant is not in default hereunder, and provided further that Tenant shall repair any damage caused by such removal. If Tenant shall fail to remove all of its effects from said Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its opinion, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof, and Tenant agrees to pay Landlord upon demand any and all expenses incurred in such removal, including court costs and attorneys' fees and storage charges on such effects for any length of time the same shall be in Landlord's possessions, or Landlord may, at its opinion, without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord and upon the expense incident to the removal and sale of said effects.

     (c) Landlord reserves the right at any time and from time to time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant thereof or otherwise affecting Tenant's obligations under this Lease, to make such changes, alterations, additions, improvements, repairs or replacements in or to the Building (including the Premises if required do to do by any law or regulation) and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages and stairways thereof, to change the name by which the Building is commonly known, as Landlord may deem necessary or desirable. Nothing contained in this Subparagraph 13(c) shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any government of other authority and nothing contained in this Subparagraph 13(c) shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof other than as otherwise provided in this Lease.

     14.  CONDITIONS  OF  PREMISES  AND  REPAIRS.

     (a) Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the suitability of either for the conduct of Tenant's business except as specifically herein set forth. Tenant's taking possession of the Premises shall conclusively establish that the Premises and the Building were at such time in good and sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, make all repairs to the non-structural portions of the Premises and shall keep, maintain and preserve the Premises in first class condition and repair. Tenant shall upon the expiration or sooner termination of the Term hereof of surrender the Premises to Landlord in the same condition as when received, ordinary wear and tear excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any party thereof.

     (b) Anything contained in Subparagraph 14(a) above to the contrary the Building, including the basic plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees or invites, in which case Tenant shall pay to Landlord, as additional rent, the responsible cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such maintenance and repairs is given to Landlord by Tenant. Except as provided in Paragraph 21 hereof there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixture, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in affect.

     15. LIENS. Tenants shall not permit any mechanic's, material men's or other liens to be filed against the real property of which the Premises form a part nor against the Tenant's leasehold interest in the Premises. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Building for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expenses of Tenant. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interests at the lesser of fifteen percent (15%) per annum or the maximum non-usurious rate annum permitted by law form the date of such payment by Landlord.

     16. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times have the right to enter the Premises to inspect the same, to supply janitor service and any other services to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchases or tenants, to post notices of non-responsibility, alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty for any eviction of Tenant and without abatement of rent, and may, in order to carry out such purposes, erect scaffolding and any other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall be interfered with as little as is reasonably practical. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned hereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord my deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof, and any damage caused on account shall be paid by Tenant. It is understood and agreed that no provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as other wise expressly agreed herein to be performed by Landlord.

INITIAL:  G.D.;  M.D.;  D.P.

     17. UTILITIES AND SERVICES. Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, subject to the conditions and in accordance with the standards set forth in the Rules and Regulations as defined in Paragraph 28 hereof, as may be amended in writing by Landlord form time to time during the Term of this Lease and delivered to Tenant, reasonable quantities of electric current for normal lighting and fractional horsepower office machines, water for lavatory and drinking purposes, heat and air-conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, and elevator service by non-attended automatic elevators. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, of any other causes. It Tenant requires or utilizes more water or electrical power than is considered reasonable or normal by Landlord, Landlord may at its opinion require Tenant to pay, as additional rent, the cost, as fairly determined by Landlord, incurred by such extraordinary usage. In addition, Landlord may install separate meter(s) for the Premises, at Tenant's sole expense, and Tenant thereafter shall pay all charges of the utility provided service. Tenant shall cooperate with any present or future government, and with any conservation practices established by Landlord. If there is any failure, stoppage or interruption thereof, Landlord shall use reasonable diligence to resume services promptly. Landlord shall at all reasonable times have free access to all mechanical installations of the Building, including but not limited to air-conditioning equipment and vents, fans, ventilating and machine rooms and electrical closets. See Addendum.

     18. INDEMNIFICATION. Tenant hereby agrees to indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises or the conduct of its business from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, and further agrees to indemnify and hold harmless Landlord against and from any and all claims arising from any breach of default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of Tenant, or its agents or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease and such failure has persisted for an unreasonable period of time after written notice of such failure, and Tenant hereby waives all its claims in respect thereof against Landlord.

     19. DAMAGE TO TENANT'S PROPERTY. Notwithstanding the provisions of Paragraph 18 to the contrary, Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or for damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak form any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever. Landlord or its agents shall not be liable for the interference with or other incorporeal, nor shall Landlord be liable for latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accident in the Premises or in the Building or of defects therein or in the fixtures or equipment.

20.  INSURANCE.

     (a) Tenant shall, during the entire Term hereof and during any rent free period of prior occupancy, at its sole cost and expense, obtain, maintain and keep in full force and effect, with Tenant, Landlord and the mortgages and ground lessors (if any) of Landlord's named as insured therein as their respective interests may appear, the following insurance:

     (i) Fire insurance including extended coverage, vandalism and malicious mischief upon property of every description and kind owned by Tenant and located in the Building or for which Tenant is legally or installed by or on behalf of Tenant including, without limitation, furniture, fittings, installations, fixtures and any other personal property, in an amount not less than ninety percent (90%) of the full replacement cost thereof. In the event that there shall be a dispute as to the amount which comprises full replacement cost, the decision of Landlord or the mortgagees of Landlord shall be conclusive.

     (ii) Comprehensive General Liability Insurance, coverage to include personal injury, bodily injury, broad form property damage, operation hazard, owner's protective coverage, contractual liability, products and completed operations liability in limits of not less than One Million Dollars ($1,000,000) inclusive.

     (iii) Business interruption insurance in such amount as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils.

     (iv) Worker's Compensation and Employer's Liability insurance in form and amount as required by law.

     (v) Any other form or forms of insurance as Tenant or Landlord or the mortgagees or ground lessors (if any) of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself.

     (b) All policies shall be taken out with insurers acceptable to Landlord and in form satisfactory from time to time to Landlord. Tenant agrees that certificates of insurance on the Landlord's standard form, or, if required by Landlord or the mortgagees or ground lessors (if any) of Landlord, certified copies of each insurance policy, will be delivered to Landlord as soon as practicable after the placing of the required insurance, but in no event later than ten (10) days after Tenant takes possession of all or any part of the Premises, including possession taken under the last sentence of Paragraph 4 hereof. All policies shall contain an undertaking by the insurers to notify Landlord and the mortgagees or ground lessors (if any) of Landlord in writing not less thirty (30) days prior to any material change, reduction in coverage, cancellation, or other termination thereof.

     (c)  In  the  event  of  damage to or destruction of the Building entitling
Landlord to terminate this Lease pursuant to Paragraph 21 hereof, if the Premises have also been damaged, and if Landlord terminates this Lease, Tenant will immediately pay to Landlord all of its insurance proceeds, if any, relating to the Leasehold Improvements and alterations (but not to Tenant's trade fixtures, equipment, furniture or other personal property of Tenant) in the Premises. If the termination of this Lease, at Landlord's election, is due to damage to the Building, and if the Premises have not been damaged, Tenant will deliver to Landlord, in accordance with the provisions of this Lease, the Leasehold Improvements, the alterations and the Premises.

     (d) Landlord covenants and agrees that throughout the Term it will insure the Building (excluding any property with respect to which Tenant is obliged to insure pursuant to the provisions of Subparagraph 20(a) above against damage by fire and standard extended coverage perils and public liability insurance in such reasonable amounts with such reasonable deductibles as would be carried by a prudent owner of a similar building in Sacramento, California. In addition, Landlord may keep and maintain in full force and effect during the Term, rental income insurance insuring Landlord against abatement of loss of rent, including items of additional rent, in case of fire or other casualty similarly insured against, in an amount at least equal to the Annual Basis Rent during one calendar year hereunder, Landlord may, but shall not be obliged to, take out and carry any other form or forms of insurance as it or the mortgagees or ground lessors (if any) of Landlord may reasonably determine advisable. Notwithstanding any contribution by Tenant to the cost of insurance premiums, with respect to the Building or any alterations of the Premises as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any such insurance policies carried by Landlord, although Landlord shall use such proceeds in the repair and reconstruction of the Building and the Premises unless provisions of Subparagraph 20(c) above shall apply. Landlord will not carry insurance of any kind on Tenant's furniture or furnishings, or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease, and Landlord shall not be obliged to repair any damage thereto or replace the same.

     (e) Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy in force from time to time covering the Building and Building Standard Work. In the event of Tenant's occupancy or conduct of business in or on the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance carried from time to time by Landlord with respect to the Building, Tenant shall pay any such increase in premiums as additional rent within ten (10) days after being billed therefore by Landlord. In determining whether increased premiums are a result of Tenant's occupancy of the Premises, a schedule issued by the organization computing the insurance rate on the Building, or the Leasehold Improvements showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up such rate. Tenant shall promptly comply with all reasonable requirements of the insurance authority or any insurer now or hereafter in effect relating to the Premises.

     (f) If any insurance policy carried by Landlord, as provided by Subparagraph 20(d) above, shall be cancelled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way by reason of the use or occupation of the Premises or any part thereof by Tenant or by any assignee or sub-tenant of Tenant or by anyone permitted by Tenant to be upon the Premises and, if Tenant fails to remedy the condition giving rise to cancellation, threatened cancellation or reduction of coverage within forty-eight (48) hours after notice thereof, Landlord may, at its opinion, either terminate this Lease or enter upon Premises and attempt to remedy such condition and Tenant shall forthwith pay the cost thereof to Landlord as additional rent. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located in the Premises as a result of such entry. In the event that Landlord shall be unable to remedy such condition, then Landlord shall have all of the remedies provided for in this Lease in the event of a default by Tenant. Notwithstanding the foregoing provisions of this Subparagraph 20(f), if Tenant fails to remedy as aforesaid, Tenant shall be in default of its obligation hereunder and Landlord shall have no obligation to attempt to remedy such default.

     (g) Any policy or policies of fire, extended coverage or similar casualty insurance, which either party obtains in connection with the Premises shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extend rights have been waived by the insured prior to the occurrence of injury or loss. So long as such policies are not affected thereby, Landlord and Tenant waive any rights of recovery against the other for injury or loss due to hazards covered by insurance containing such a waiver of subrogation clause or endorsement to the extend of the injury or loss covered thereby.

     21.  DAMAGE  OR  DESTRUCTION.

     (a) In the event the Building and/or the Building Standard Work or any insured alterations are damaged by fire or other perils covered by Landlord's extended coverage insurance to an extend not exceeding twenty-five (25%) percent of the full insurable value thereof and if damage thereto is such that the Building and/or the Building Standard Work and any insured alterations may be repaired, reconstructed or restored within a period of ninety (90) days from the date of happening of such casualty and Landlord receives insurance proceeds sufficient to cover the cost of such repairs, Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration and the Lease shall continue in full force and effect. If such work of repair, reconstruction and restoration in such as to require longer than ninety (90) days or exceeds (25%) percent of the full insurable value thereof, of if said insurance proceeds will not sufficient to cover the cost of such repairs, Landlord either may elect to so repair, reconstruct or restore the Building and/or the Building Standard Work and any insured alterations and the Lease shall continue in full force or Landlord either may elect not to repair, reconstruct or restore the Building and/or the Building Standard Work and any insured alterations and the Lease shall in such event terminate. Under any of the conditions of this Subparagraph 21(a), Landlord shall give written notice to Tenant of its intention within thirty (30) days from the date of such event of damage or destruction which notice shall include Landlord's reasonable estimates of the period required to effect such repair. If such period is in excess of one hundred eighty (180) days, provided Tenant is not in default hereunder. Tenant, within three (3) days of the date of such notice, shall have the right to terminate this Lease by written notice of such election delivered to Landlord within said three (3) day period. Failure of Tenant to so notify Landlord within said three (3) day period shall constitute Tenant's irrevocable election not to terminate this Lease. In the event Landlord elects not to restore said Building and/or the Building Standard Work and any insured alterations, this Lease shall be deemed to have terminated as of the date of such partial destruction.

     (b) Upon any termination of this Lease under any of the provisions of this Paragraph 21, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have thereto force accrued and are then unpaid.

     (c) In the event of repair, reconstruction and restoration by Landlord as herein provided, the provided to be paid under this Lease shall be abated to the extend of any rental abatement insurance proceeds received by Landlord during such repair, reconstruction and restoration, Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises and/or inconvenience or annoyance occasioned by such damage, repair, reconstruction and restoration.

     (d) Tenant shall not be released from any of its obligations under this Lease except to the extend and upon the conditions expressly stated in this Paragraph 21. Notwithstanding anything to the contrary contained in this Paragraph 21, should Landlord be delayed or prevented from repairing or restoring the damaged Premises within one (1) year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of Landlord, Landlord shall, at its election, be relieved of its obligations to make such repairs or restoration and Tenant shall be released from any of its obligations under this Lease as of the end of said one (1) year period.

     (e) In the event that damage is due to any cause other than fire or other peril covered by extended coverage insurance maintained by Landlord, Landlord may elect to terminate this Lease.

     (f) It is hereby understood that if Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repairs or restoration only to those portion of the Building and the Premises which are originally provided at Landlord's expense, and the repairs and restoration of items not provided at Landlord's expense shall be obligation of Tenant.

     (g) Notwithstanding anything to the contrary contained in this Paragraph 21, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting form any casually covered under this Paragraph 21 occurs during the last twelve (12) months of the Term of this Lease or any extension hereof.

     (h) The provisions of California Civil Code Sec. 1932, Subsection 2, and Sec. 1933, Subsection 4, are hereby waived by Tenant.

     22. EMINENT DOMAIN. In case of whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken for any public or quasi-purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall not be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, but other portions of the Building are taken such to render ownership of same undesirable as determined by Landlord in its discretion, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, and Landlord at his opinion may terminate this Lease. If Landlord does not elect to so terminate, Landlord shall promptly proceed to restore the Premises to substantially their same condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking or restoration. Nothing contained in this Paragraph shall be deemed to give Landlord any interest in any award made to Tenant for the taking of personal property and fixtures belonging to Tenant.

     23.  DEFAULTS  AND  REMEDIES.

     (a) The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

     (i) The vacation or abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to; (A) any absence by Tenant from the Premises for a period of five (5) days or longer while in default of any provision of this Lease; (B) Tenant's failure to respond within five (5) days written notice from Landlord stating Landlord's reasonable belief that Tenant has abandoned the Premises and stating Landlord's election to terminate this Lease upon the expiration of such five (5) days period unless Landlord receives a written notice from Tenant within five (5) days stating: a) Tenant's intention not to abandon the Lease; and b) an address which Tenant may be served by certified mail in any action for unlawful detainer of the Premises.

     (ii) The failure by Tenant to make any payment of rent or additional rent or any other payments required to be made by Tenant hereunder, as and when due, where such failure shall constitute for a period of three
          (3) days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Sec.1161.

     (iii) (1) The making by Tenant of any general assignment for the benefit or creditors; (2) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days; (3) the appointment of the trustee or receiver to take possession substantially all of Tenant's assets located at the Premises or of Tenant's interests in this Lease, where possession is not restored to Tenant within thirty (30) days; or (4) the attachment, execution or other juridical seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interests in this Lease, where such seizure is discharged within thirty (30) days.

     (iv) The failure of Tenant to observe or perform any of the expressed or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 23(a)(i),
          (ii) or (iii) above, where such failures shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Sec. 1161; provided, further, that if the nature of Tenant's default us such that more than of ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such sure within said ten-day period and thereafter diligently prosecute such cure to completion.

     (b) In the event of any such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder. In the event that Landlord shall elect to so terminate this Lease then Landlord may recover from Tenant:

     (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

     (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

     (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

     (iv) any other amount necessary to compensate Landlord for all the detriment caused by Tenant's failure to perform his obligations under this Lease or which in the obligatory course of things would be likely to result therefrom.

     As used in Subparagraphs 23(b) and (ii) above, the "worth at the time of award" is computed by allowing interest at the maximum rate permitted by law per annum. As used in Subparagraphs 23(b) and (ii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

     (c) In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. No re-entry or taking possession of the Premises by Landlord pursuant to this Subparagraph 239(c) shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the terminations thereof be decreed by a court of competent jurisdiction. In addition to all other rights of Landlord pursuant to this Lease, Landlord shall have all of the rights set forth in California Civil Code Section 1951. 4, as amended from time to time.

     (d) All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive to the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in said waiver. The consent or approval of Landlord to or any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

     24. ASSIGNMENT AND SUBLETTING. Tenant shall assign or encumber its interest in this Lease and Premises, as sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's prior written consent. Any assignment, encumbrance or sublease without Landlord's prior written consent shall be voidable, at Landlord's election, and shall constitute a default. For purposes thereof, in the event Tenant is a partnership, a withdrawal or change of partners owning more than a fifty percent (50%) interest in the partnership, or if Tenant is a corporation, any transfer of fifty percent (50%) of its stock, shall constitute a voluntary assignment and shall be subject to these provisions. No consent to an assignment, encumbrance or sublease shall constitute a further waiver of the provisions of the Paragraph. Tenant shall notify Landlord in writing of Tenant's intent to assign, encumber or sublease this Lease, the name of the proposed assignee or sublessee, information concerning the financial responsibility of the proposed assignee or sublessee and the term of the proposed assignment or subletting, and Landlord shall, within thirty (30) days of receipt of such written notice, and additional information requested by Landlord concerning the proposed assignee's or sublessee's financial responsibility, elect one of the following:

     (a)  Consent  to  such  proposed  assignment,  encumbrance  or  sublease;
     (b)  Refuse  such consent, which refusal shall be on reasonable grounds; or
     (c) Elect to terminate this Lease, or in case of partial sublease, to terminate this Lease as to the portion of the Premises proposed to be sublet.

     As a condition to granting its consent to any assignment, encumbrance or sublease Landlord may require that the assignee or sublessee remit directly to Landlord on a monthly basis, all monies due to Tenant by said assignee or sublessee. Landlord shall not be acting unreasonably in refusing to consent to any proposed assignment or sublet if at the date such consent is sought Tenant is in default hereunder. In the event that Landlord shall consent to an assignment or sublease under the provisions of this Paragraph 24, Tenant shall pay Landlord's processing costs and attorney's fees incurred in giving such consent. If for any proposed assignment or sublease Tenant receives rent or other considerations, either initially or over the term of the assignment or sublease, in excess of the rent called for hereunder, or in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, Tenant shall pay to Landlord as additional rent hereunder one hundred (100%) percent of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant from any obligation under this Lease. Occupancy of all or part of the Premises by parent, subsidiary, or affiliated companies of Tenant shall not be deemed an assignment or subletting. Landlord's right to terminate this Lease as to all or a portion of the Premises on assignment or subletting shall not terminate as a result of Landlord's consent to the assignment of this Lease or the subletting of all or a portion of the Premises, or Landlord's failure to exercise this right with respect to any assignment or subletting.

     25. SUBORDINATION. Without the necessity of any additional documents being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any first mortgagee with a lien on the Building or any ground lessor with respect to this Building, this Lease shall be subject and subordinate at all times to: (a) all ground leases and underlying leases which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reasons, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord, and Tenant's right to possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms, Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases and underlying leases or the lien of any such mortgage or deed of trust, Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such document in the name and on behalf of Tenant.

     26.  ESTOPPEL  CERTIFICATE.

     (a) Within ten (10) days following any written request which Landlord may take from time to time Tenant shall execute and deliver to Landlord a statement certifying: (1) the date of commencement of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications); (iii) the date to which the rental and other sums payable under this Lease have been paid; (iv) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (v) such other matters requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 26 may be relied upon any mortgage, beneficiary, purchaser or prospective purchaser of the Building or any interest therein.

     (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord; (ii) that there are no uncured defaults in Landlord's performance; and (iii) that no more than one (1) month's rental has been paid in advance.

     27. BUILDING PLANNING. In the event Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with the Building planning program, upon notifying Tenant in writing, Landlord shall have the right to move Tenant to other space in the Building of which the Premises forms a part, at Landlord's sole cost and expense, and the terms and conditions of the original Lease shall remain in full force and effect, save and except that a revised Exhibit :A-2" shall become part of this Lease and shall reflect the location of the new space and Paragraph 1 of this Lease shall be amended to include and state all correct date as to the new space. However, if the new space does meet with Tenant's approval, Tenant shall have the right to cancel said Lease upon giving Landlord thirty (30) days notice within ten (10) days of receipt of Landlord's notification.

     28. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the "Rules and Regulations", a copy of which is attached hereto and marked Exhibit "C", and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or non-performance by any other Tenant or occupant of the Building of any of said Rules and Regulations.

     29. CONFLICT OF LAWS. This Lease shall be governed by and construed pursuant to the laws of the State of California.

     30. SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

     31. SURRENDER OF PREMISES. The voluntary of other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work as merger, and shall, at the opinion of Landlord, operate as an assignment to it of any or all subleases or subtenancies.

     32.  ATTORNEY'S  FEES.
     (a) Tenant shall pay to Landlord all amounts for costs (including reasonable attorney's fees) incurred by Landlord in connection with any breach or default by Tenant under this Lease or incurred in order to enforce or interpret the terms or provisions of this Lease. Such amounts shall be payable upon demand. In addition, if any action shall be instituted by either of the parties hereto for the enforcement or interpretation of any of its rights or remedies under this Lease, the prevailing party shall entitled to recover from the losing party all costs incurred by the prevailing party in said action and any appeal therefrom, including reasonable attorney's fees to be fixed by the court therein. Said costs and attorney's fees shall be included as part of the judgment in any such action. Further, should Landlord be made a party to any litigation between Tenant and any third party, then Tenant shall pay all costs and attorney's fees incurred by or imposed upon Landlord in connection with such litigation.

     33. PERFORMANCE BY TENANT; LATE CHARGES. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sun of money, other than Annual Basic Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from obligation of Tenant, but shall not be obliged to make any such payment or perform any such other act of Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs together with interest at the lesser of twelve percent (12%) per annum or the maximum non-usurious interest rate permissible by law, from the date of such payment by Landlord, shall be payable to Landlord on demand. In the event Tenant fails to pay any installment of rent value when due, said delinquent installment shall bear interest at the rate of the lesser of twelve percent (12%) per annum or the maximum non-usurious interest rate permissible by law, from the date such payment was due until paid. Tenant convents to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment hereof by Tenant as in the case of default by Tenant in the payment of the Annual Basic Rent. Tenant hereby acknowledges that in addition to lose interest, the late payment by Tenant to

Landlord of rent or any addition rent due hereunder will cause Landlord to incur others not contemplated in this Lease, the exact amount of which is extremely difficult to ascertain. Such other cost include, not are not limited to, processing, administrative and accounting costs. Accordingly, if any installment of rent or any other sum form Tenant shall not be received by Landlord within ten (10) days after such amount shall be due, Tenant shall also pay to Landlord a service charge in the amount of $50 per diem. The parties hereby agree that
(i) such late charge represents a fair and reasonable estimate of the costs Landlord will incur in processing each delinquent payment by Tenant; (ii) that such late charge shall be paid to Landlord as liquidated damages for pursuant to California Civil Code Section 1671 and (iii) that the payment of late charges and the payment of interest are distinct and separate from one another in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for the additional administrative expenses incurred by Landlord in handling and processing delinquent payments.

     34. MORTGAGE AND GROUND LESSOR PROTECTION. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Building or ground lessor (if any) whose address shall have been furnished to Tenant, and shall offer such beneficiary or mortgage and ground lessor a reasonable opportunity to cure the default, including time to obtain possession of the Building by power of sale or a judicial foreclosure, if any should prove necessary to effect a cure.

     35. DEFINITION OF LANDLORD. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, or the free of the Building. In the event of any transfer, assignment or other conveyance or transfers of any such title or leasehold, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed and, without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises, Landlord may transfer its interests in the Building without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

     36. WAIVER. The waiver of Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver, or in any way affect, the right of Landlord to insist upon the performance by Tenant in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any proceeding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     37. IDENTIFICATION OF TENANT. In more than one person executes this Lease as Tenant, (a) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and
(b) the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and the act of notice from, or notice or refund to, or the signature of, and one or more of the, with respect to the tenancy of this Lease, including but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

     38. NO LIGHT, AIR OR VIEW EASEMENT. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

     39. TERMS AND HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. If there be more than one Tenant the obligations hereunder imposed upon Tenant shall be joint and several. The Paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction and interpretation of any part hereof.

     40. EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or opinion for Lease, and is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

     41. TIME. Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

     42. PRIOR AGREEMENTS: AMENDMENTS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

     43. SEPARABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

     44. RECORDING. Neither Landlord nor Tenant shall record this Lease nor a short-term memorandum thereof without the consent of the other.

     45. CONSENTS. Whenever the consent of either party is required hereunder such consent shall not be unreasonably withheld.

     46. LIMITATION OF LIABILITY. The obligation of Landlord under this Lease do not constitute personal obligations of the individual partners, trustees, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual partners, trustees, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease.

     47. EXHIBITS AND RIDERS. The exhibits and riders, if any, initiated by Landlord and Tenant and affixed to this Lease are hereby incorporated herein and made a part thereof.

     48. SIGNS AND AUCTIONS. Tenant shall not place any sign upon Premises or the Building or conduct any auction without Landlord's prior written consent.

     49. MODIFICATION FOR LENDER. If, in connection with obtaining construction, interim or permanent financing for the Building, the lender shall request reasonable modifications in this Lease as a condition to such financing. Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

     50. ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the rent payment herein stipulated shall be deemed to be other than one account of the rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

     Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by any statue or at common law.

     51. FINANCIAL STATEMENTS. At any time during the term of this Lease, Tenant shall, upon ten (10) days prior written notice from Landlord, provide Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

     52. DECLARATION. This Lease is subject to and Tenant agrees to be bound by the terms and provisions of the Declaration for the Project, as the same may be amended, and the Project Rules as therein described. Failure by Tenant to comply with said Declaration and Project Rules shall constitute a material default hereunder. Tenant understands that said Declaration contains provisions which, without limitation, empower the Landlord with the right to make changes to the common area and parking facilities of the Project and to allocate to the tenants of the Building and other Building in the Project as share of the cost of operating and maintaining the Project common area and facilities.

     53. FORCE MAJEURE. If either party, except as otherwise herein specifically provided, shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not he fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such acts shall be executed for the period of delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. In the event of any inconsistency between this Paragraph and the Work Letter Agreement, the provisions of the Work Letter Agreement shall prevail. The provisions of this Paragraph shall not operate to excuse Tenant form the prompt payment of Annual Basic Rent, additional rent or any other payments by the terms of this Lease.

     IN WITNESS WHEREOF, the parties have executed this Lease the day and year first above written.

TENANT:                                 LANDLORD:

By:  /s/  George  S.  Dabai             By: /s/  Dee  Pfeiffer,  Reg.  V.P.
--------------------------              ------------------------------------
George  S.  Dabai                       Dee  Pfeiffer,  Fifth & "I" Associates
                                        Its:  authorized  agent
By:  /s/  Mitri  S.  Dabai
--------------------------
Mitri  S.  Dabai

By:  /s/  George  S.  Dabai
---------------------------
Its:  Attorney  in  Fact



 Dated:  September  25,  1986           Dated:  September  25,  1986

                              ADDENDUM TO THE LEASE


This Addendum forms a part of that certain lease between Fifth & "1" Associates, Landlord and George and Mitri Dabai, Tenant dated September 18, 1986. The pro-visions of the lease with which the provisions of the Addendum conflict or are inconsistent.

54.     ANNUAL  BASIC  RENT  -  The  Annual Basic Rent as indicated in Paragraph
        --------------------
1.Q  of  this  Lease  shall  be  the  following:

   87-89  Year  1 and  2   -  $1.05   per  square foot per month,  net net net
   89-90  Year  3          -  $l.113  per  square foot per month,  net net net
   90-91  Year  4          -  $1.176  per  square foot per month,  net net net
   91-92  Year  5          -  $1.239  per  square foot per month,  net net net
   92-93  Year  6          -  $1.302  per  square foot per month,  net net net
   93-94  Year  7          -  $1.365  per  square foot per month,  net net net
   94-95  Year  8          -  $1.428  per  square foot per month,  net net net
   95-96  Year  9          -  $1.491  per  square foot per month,  net net net
   96-97  Year  10         -  $1.554  per  square foot per month,  net net net


The  term  of  this  Lease  shall  commence  upon  commencement  of  rent.

55.     OPTION TO RENEW - Tenant is hereby granted two (2) successive options to
        ---------------
extend the term of this lease for two, five year periods following the expiration of the initial ten year term by giving written notice of the exercise of the option to the Landlord at least three (3) months and not earlier than six
(6) months prior to the expiration of the then current term of this lease or any extension term and, further provided, that Tenant is not in default under this extension term and that Tenant continues to occupy the premises. All provisions of this lease shall remain in full force an effect for the extension term except that at the time the option is exercised, the annual basic rent and any cost of living increases shall be at the then prevailing rate for like space in the building, provided however, that in no event shall the annual basic rent be less than the previous years adjusted rent.

56.     SIGNS - Subject to all necessary government approvals, Tenant shall have
       -------
the right to install and obtain one (2) lighted sign on the buildings exterior surface in location satisfactory to Landlord and Tenant. The sign shall consist of the Tenant's name with the size, placement and style of lettering to be approved in advance by Landlord, such approval not to be unreasonable withheld. The expenses of obtaining approval, installation and maintenance of the sign, including electricity, shall be paid by Tenant. If a sign is removed, Tenant is responsible for having the building service restored to its original condition, ordinary wear and tear accepted. If a sign falls into disrepair, Tenant shall have thirty (30) days to effect repairs following Landlord's written notice to do so. If repairs are not completed within such period, Landlord has the right to make repairs and charge Tenant for the same.

57.     JANITORIAL  SERVICE  - Tenant shall contract for and furnish, at his own
       --------------------
expense, janitorial services necessary to maintain the premises in good, clean and orderly condition. In calculating Tenant's share of direct expenses, as provided in Paragraph Six of this lease, Landlord shall take into account fiat Tenant provides his own janitorial service and shall base Tenant's share of expenses only on the cost of maintenance and janitorial services for the parking facility and common areas of the building. Tenant shall furnish Landlord with the name of his janitorial service and with such additional information regarding the identity of workman and schedule service as Landlord may reasonably require.

58.     EXPENSES  - So long as Tenant furnishes his own janitorial service, that
       -----------
item of expense shall be disregarded in calculating Tenant's portion of the direct expenses referred to in Paragraph Six of the foregoing lease. The remainder of the direct expenses (including common area janitorial) shall be calculated by Landlord monthly and Tenant shall receive a statement, therefore, showing the total amount and Tenant's percentage thereof. Tenant shall reimburse Landlord for its percentage of the direct expenses within fifteen (15) days of receiving the statement of direct expenses. This monthly reimbursement provision is designed to make this lease what is commonly referred as "triple net" so that the annual basic rent and adjusted annual basic rent shal1 be absolutely net to the Landlord.

59.     PARKING  -  Tenant  shall  be  allowed  seven  (7) non-exclusive parking
       ---------
spaces in common with other tenants in the attached parking garage. Clientele of Tenant may park in the attached parking facility at prevailing hourly rates. Parking privileges in the buildings parking facility shall be on a month-to-month basis over the term of this agreement. The parking facility shall he used in common specifically allocated by Landlord to Tenant. Landlord shall be allowed to specifically allocate the spaces to tenants. Landlord shall allow transient parking so that, in good faith, believes the parking facilities are not overcrowded, Landlord may allow monthly parking at a rate greater than one per leased 400/square foot and may allow non-tenants to rent parking spaces. The monthly rental rate for parking privileges shall be initially $60.00 per month per stall and shall be subject to building rent increases. There may be a differential between the rate charged for privileges to use facility in common with others and privileges regarding specially allocated space. The rent for the parking spaces shall commence upon occupancy by Tenant.

60. Landlord shall not lease space to any additional restaurants, that for the majority of their menu items, would compete with tenant's menu.


TENANT:                              LANDLORD:

By:  /s/  George  S.  Dabai          By:  /s/  Dee  Pfeiffer,  Reg.  V.P.
---------------------------          ------------------------------------
George  S.  Dabai                    Dee  Pfeiffer,  Fifth  &  "I"  Associates
                                     Its:  authorized  agent

By:  /s/  Mitri  S.  Dabai
--------------------------
Mitri  S.  Dabai

By:  /s/  George  S.  Dabai
---------------------------
Its:  Attorney  in  Fact

                            FIRST AMENDMENT TO LEASE

     This Amendment forms a part of that certain Standard Office Lease dated September 19, 1986, between Fifth & I Associates, Landlord, and Lucy and Tony Carapiet, Tenant. The provisions of this Amendment supercede and control printed provisions of the Lease with which the provisions of this Amendment conflict or are inconsistent.

RENT
----
The annual basic rent as referenced in paragraph 1 and further in addendum paragraph 55 of the lease is amended to read as follows:

01/01/89  -  02/15/89   Rental  abatement
02/16/89  -  05/31/89   $1.07   per  square  foot per month, net net net
06/01/89  -  12/31/89   $1.133  per  square  foot per month, net net net
01/01/90  -  01/31/90   Rental  abatement
02/01/90  -  05/31/90   $1.133  per  square  foot per month, net net net
06/01/90  -  05/31/91   $1.196  per  square  foot per month, net net net
06/01/91  -  05/31/92   $1.259  per  square  foot per month, net net net
06/01/92  -  05/31/93   $1.322  per  square  foot per month, net net net
06/01/93  -  05/31/94   $1.385  per  square  foot per month, net net net
06/01/94  -  05/31/95   $1.448  per  square  foot per month, net net net
06/01/95  -  05/31/96   $1.511  per  square  foot per month, net net net
06/01/96  -  05/31/97   $1.574  per  square  foot per month, net net net

Except as herein modified, all other terms and conditions of the Lease shall remain unchanged and in full force and effect.

TENANT:                                 LANDLORD:

Tony  and  Lucy  Carapiet               The  Sammis  Company  as  Manager
                                        for  Fifth  &  I  Associates

By:  /s/  Tony  and  Lucy  Carapiet     By:  /s/  Robert  J.  Mulhern
----------------------------------      -----------------------------
Tony  and  Lucy  Carapiet               Robert  J.  Mulhern
Its:  _____________________             Its:  Director of Asset Management

                 ASSIGNMENT AND ASSUMPTION OF LEASE AND CONSENT
                             TO ASSIGNMENT OF LEASE

GEORGE AND MITRI DABAI ("Assignors"), for good and valuable consideration hereby assigns to LUCY AND TONY CARAPIET ("Assignees"), interest in and to that Lease made by and between FIFTH & I ASSOCIATES ("Lessor") and Assignors, dated September 18, 1986, for those premises located at 500 I Street, Sacramento, California 95814 consisting of 2.412 square feet.

Assignors represent and warrant that said lease is in full force and effect and that there are no defaults thereunder.

Assignors further assign all of their interest to the security deposit applicable to said Lease in the sum of $ 2,532.60 Assignors agree that Lessor shall continue to have full recourse to said security deposit in the event of any default in Assignees' performance of the terms and conditions of the Lease.

The undersigned, LUCY AND TONY CARAPIET hereby expressly assume and agree to keep, perform and fulfill all the terms, conditions, covenants and obligations required to be kept, performed and fulfilled by Lessee pursuant to the Lease, including, but not limited to the making of a all payments due to or payable on behalf of Lessor under the Lease as hereinabove made reference to.

This  assignment  shall  be  effective:     August  4,  1988
                                            ----------------


ASSIGNOR:     GEORGE  AND  MITRI  DABAI

              By:  /s/  George  Dabai
              -----------------------
              George  Dabai

              By:  /s/  Mitri  Dabai
              ----------------------
              Mitri  Dabai

              By:  /s/  George  Dabai
              -----------------------
              Attorney-in-fact

ASSIGNEE:     LUCY  AND  TONY  CARAPIET

              By:  /s/  Tony  Carapiet
              ------------------------
              Tony  Carapiet

              By:  /s/  Lucy  Carapiet
              ------------------------
              Lucy  Carapiet

PAGE  A

                              CONSENT TO ASSIGNMENT


FIFTH & I ASSOCIATES, as Lessor under that Lease dated September 18, 1986, does hereby consent to the assignment between GEORGE AND MITRI DABAI ("Assignors") and LUCY AND TONY CARAPIET ("Assignees") of Assignors' interest under said Lease to Assignee as outlined on Page A.

This consent shall only be effective upon Assignees' acceptance of the Lease as to its form and substance and satisfaction of Lessor's claims upon Assignors in escrow #33195 at California Escrow Systems located at 2143 Hurley Way, Sacramento, California 95815.

This consent is not and shall not be a waiver of the requirement of Lessor's prior consent to any future assignment or subletting.



Lessor:     FIFTH  &  I  ASSOCIATES

            By:/s/  Carmen  Afull
            ---------------------
            Carmen  Afull
            Its:  Authorized  Agent


PAGE  B

                               AMENDMENT TO LEASE
                               ------------------

     THIS SECOND AMENDMENT TO LEASE ("Amendment") is made and entered into as of July 9, 1992, by and between Fifth & I Associates ("Landlord"), and Lucy and
Tony  Carapiet,  ("Tenant").

                                    RECITALS:
                                    ---------

     A. Landlord and Tenant entered into that Standard Form Lease (between Fifth & I Associates and Lucy and Tony Carapiet) dated as of September 18, 1986, concerning certain premises ("Premises") located at 500 I Street, Sacramento, California and more particularly described in the Lease.

     B. Landlord and Tenant desire to modify the Lease as set forth in this Amendment, which modifications shall be deemed effective as of the date of this Amendment as indicated above.

                                   AGREEMENT:
                                   ---------

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Lease and agree as follows:

     1.  Defined  Terms. All capitalized terms used and not otherwise defined in
         --------------
this Amendment, but defined in the Lease, shall have the same meaning in this Amendment as in the Lease.

     2.  Modifications. Landlord and Tenant hereby agree that the Lease shall be
        --------------
modified  and/or  supplemented  as  follows:

     Provided Tenant is not in default of the terms and conditions of this lease, and further provided Tenant has the written authorization from the proper governmental authority(s), Tenant shall have the right to place concrete patio tables outside the front entrance to the premises, the number an location of the tables to be specifically as shown on the attached Exhibit A "Patio Area" under the following conditions.

     Tenant shall at all times maintain the Patio Area in a clean and safe manner and shall be solely responsible for the repair and maintenance of the tables and the exterior portion of the building located in the Patio Area. In the event Tenant has not properly maintained the tables and/or Patio Area in manner satisfactory to Landlord, (1) Landlord shall have the right, but not obligation, to repair or maintain the tables and Patio Area and to charge Tenant for the costs, and (2) this Second Amendment to Lease shall become null and void immediately upon written notice by Landlord to Tenant with no liability whatsoever to Landlord.

     Prior to the installation of the tables, Tenant shall provide Landlord with written evidence of insurance regarding the Patio Area in accordance with the Lease. Further, Tenant agrees to defend, indemnify and hold harmless Landlord, its agents, successors in interest, officers, and employees for all claims, actions, liabilities and proceedings arising from or in connection with Tenant's use of the Patio Area or the conduct of its business or from any activity, work or thing done, permitted or suffered by Tenant, its agents contractors, employees or invitees in on or around the Patio Area. Tenant agrees that Landlord and its agents and employees shall not be liable to Tenant or other person claiming under Tenant for any damage to the tables and Patio Area.

     3.     Miscellaneous.
            -------------

          (a)     Effect  of  Amendments.  Except  to  the  extent  the Lease is
                  ----------------------
modified by this Amendment, the remaining terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of conflict between the terms of this Lease and the terms of this Amendment, the terms of this Amendment t shall prevail.

          (b)     Entire  Agreement.  This  Amendment  embodies  the  entire
                  -----------------
understanding between Landlord and Tenant with respect to its subject matter and can be changed only by an instrument in writing signed by Landlord and Tenant.

          (c)     Counterparts.  This Amendment may be executed in counterparts,
                  ------------
each of which shall be deemed an original, but all of which, together, shall constitute one in the same Amendment.

          (d)     Corporate  and  Partnership  Authority.  If  Tenant  is  a
                  --------------------------------------
corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment for the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

          (e)     Attorney's  Fees.  The  provisions  of  the  Lease  respecting
                  ----------------
payment  of  attorney's  fees  shall  also  apply  to  this  Amendment.


IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first set forth above.


"LANDLORD"          The  Sammis  Company  as  managers  for
                    Fifth  &  I  Associates

                    By:/s/  Kim  Waltner
                    --------------------
                    Kim  Waltner
                    Its:  Vice-President


"TENANT"            Lucy  and  Tony  Carapiet

                    By:/s/  Lucy  Carapiet
                    ----------------------
                    Lucy  Carapiet
                    Its:  Owner

                   By:  /s/  Tony  Carapiet
                   ------------------------
                   Tony  Carapiet
                   Its:  Owner

                            THIRD AMENDMENT TO LEASE


     THIS THIRD AMENDMENT TO LEASE ("Amendment") is made and entered into as of November 27, 1995, by and between FIFTH & I ASSOCIATES ("Landlord") and LUCY AND TONY CARAPEIT ("Tenant").


                                    RECITALS
     A. Landlord and Tenant entered into that certain Standard Form Lease dated as of September 18, 1986, assigned on August 4,1988, and amended by the First Amendment to Lease, and Second Amendment to Lease dated July 9, 1992, concerning certain premises ("Premises") located at 500 I Street, Sacramento, California, and more particularly described in the Lease.

     B. Landlord and Tenant desire to modify the Lease as set forth in this Amendment, which modifications shall be deemed effective as of the date of this Amendment as indicated above.

                                    AGREEMENT
     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Lease and agree as follows:

     1.  DEFINED  TERMS. All capitalized terms used and not otherwise defined in
        ---------------
this Amendment, but defined in the Lease, shall have the same meaning in this Amendment as in the Lease.

     2.  MODIFICATIONS. Landlord and Tenant hereby agree that the Lease shall be
        --------------
modified  and/or  supplemented  as  follows:

          a)  Direct Expenses. Effective September 1, 1995, through May 31, 1997
             ----------------
     (the expiration of the lease), the following percentages shall be deducted from the referenced line item expense category for purposes of calculated Tenant's prorata share of Direct Expenses.

                    (1)  Property  Management  Salaries:  40%
                    (2)  Repair  and  Maintenance  Salaries:  40%
                    (3)  Janitorial:  100%
                    (4)  HVAC  Service  Contract:  80%
                    (5)  Elevator  Service  Contract:  100%
                    (6)  Interior  Plants:  100%
                    (7)  Security  Services:  40%
                    (8)  Maintenance  Supplies:  50%
                    (9)  Common  Area  Repair  and  Maintenance:  100%
                    (10)  Interior  Maintenance:  100%
                    (11)  Miscellaneous  Expenses:  100%
                    (12)  Electricity/Gas:  50%
                    (13)  Water  &  Sewer:  50%
                    (14)  Property  Management  Fees:  50%
                    (15)  Insurance:  50%
                    (16)  Property  Taxes:  50%
                    (17)  Capitalized  Expenditures:  100%

               Tenant acknowledges that Landlord is in no way obligated to provide the above deductions and that they are provided solely for the purpose of financial assistance to Tenant by Landlord. Landlord shall not be obligated to provide these, or any other deductions, during any extension of this Lease.

     b)  Landlord's  Name.  Landlord's  name  shall  be  amended  to  Fifth  & I
        -----------------
Associates,  a  California  Limited  Partnership.

     c)  Landlord's  Address.  Landlord's  address for rent and notices shall be
        --------------------
amended  as  follows:
          (1) For Rent: Fifth & I Associates, c/o SARES-REGIS Group, 1425 River Park Drive, Suite 530, Sacramento, California 95815
          (2) For Notices: Fifth & I Associates, c/o SARES-REGIS Group, 1425 River Park Drive, Suite 530, Sacramento, California 95815
          (3)  Copy  To:  Fifth  &  I  Associates,  c/o  SARES-REGIS  Group,
          (4)  18002  Bardeen  Avenue,  Irvine,  California  92715

3.     MISCELLANEOUS.
       -------------

     (a)  Effect  of  Amendments.  Except to the extent the Lease is modified by
          ----------------------
this Amendment, the remaining terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail.

     (b)  Entire  Agreement.  This  Amendment  embodies the entire understanding
         ------------------
between Landlord and Tenant with respect to its subject matter and can be changed only by an instrument in writing signed by Landlord and Tenant.

     (c)  Counterparts.  This Amendment may be executed in counterparts, each of
         -------------
which shall be deemed an original, but all of which, together, shall constitute one in the same Amendment.

     (d)  Corporate  and  Partnership  Authority.  If Tenant is a corporation or
         ----------------------------------------
partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment for the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

     (e)  Attorney's  Fees.  The  provisions  of the Lease respecting payment of
         -----------------
attorney's  fees  shall  also  apply  to  this  Amendment.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first set forth above.


LANDLORD:      SARES-REGIS  Group  of  Northern California as Managers  for:
               FIFTH  &  I  ASSOCIATES
               A  California  Limited  Partnership

               By:  /s/  Craig  Bratton
               ------------------------
               Craig  Bratton
               Its:  Vice-President/Regional  Manager

               Date:  March  25,  1996

TENANT:        LUCY  AND  TONY  CARAPEIT

               By:  /s/  Tony  Carapeit
              -------------------------
               Tony  Carapeit
               Its:________________

               Date:  March  14,  1996


               By:  /s/  Lucy  Carapeit
               ------------------------
               Lucy  Carapeit
               Its:  Owner

               Date:  March  14,  1996

                           TENANT ESTOPPEL CERTIFICATE
                           ---------------------------


The undersigned, Sacramento Corporate Center, L.P., a Delaware Limited Partnership ("Landlord"), with a mailing address c/o Continental Asset
Management, Inc., 501 J Street, Suite 605, Sacramento, California 95814, and Lucy and Tony Carapiet, ("Tenant"), hereby certify as follows:

1. Attached hereto is a true, correct and complete copy of that certain lease dated September 18, 1986 between Landlord's predecessor-in-interest, Fifth & I Associates, and Tenant's predecessor-in-interest, George and Mitri Dabai, (the "Lease"), which demises premises located 500 I Street, Sacramento, California (the "Premises").

2. The Lease is now in full force and effect and has not been amended, modified or supplemented, except as follows: Consent to Assignment; Assignment and Assumption of Lease and Consent to Assignment Lease effective August 4, 1988; First Amendment to Lease; Second Amendment to Lease dated July 9, 1992; Third Amendment to Lease dated November 27, 1995; and the modifications confirmed by this estoppel certificate.

3.   Tenant  exercised  one  (1) Option to Renew the Lease for a period of sixty
     (60)  months  ("Renewal  Period").

4.   The  Term  of  the  Renewal  Period  commenced  on  June  1,  1997.

5.   The  Term  of  the  Renewal  Period  shall  expire  on  May  31,  2002.

6.   Tenant  has  accepted  and  is  now  in  possession  of  the  Premises.

7. The amount of fixed monthly basic rent for the Renewal Period is Three Thousand Nine Hundred Thirty-Seven and 04/100 Dollars ($3,937.04).

8.   The  amount  of  security  deposit  is  $2,532.60.

9. Tenant is paying the full lease rental, which has been paid in full through April 30, 1998 as of the date hereof. An invoice for maintenance work in the premises in the amount of $671.13 and dated April 1,1998 is still outstanding as of the date hereof.

10. All work required to be performed by Landlord under the Lease has been completed and furnished in accordance with the provisions of the Lease. Tenant has accepted and taken possession of the Premises and is in occupancy thereof; and Tenant is not aware of any defects in the Premises or in the building of which the Premises are a part.

11. Landlord has satisfied all commitments made to induce Tenant to enter into the Lease; Landlord is not in any respect in default in the performance of the terms and provisions of the Lease, and Tenant has no defense as to its obligations under the Lease and claims no offset or counterclaim against Landlord.

12. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies except as provided in the Lease. All provisions of the Lease and the amendments thereto referred to above are hereby ratified.

13. Tenant does not have any right or option to renew or extend the term of the Lease, to lease other space within the building of which the Premises are a part, nor any option, right of first or last refusal, or other right to purchase all or any part of the property of which the Premises are a part, except as follows: One (1) Five (5) year Option to Renew at the then prevailing rate for like space in the building, however, not less than the annual basic rent for the previous years adjusted rent.


The foregoing certification is made with the knowledge that Landlord and Landlord's lender are relying upon the representations herein made as true statements of the current Lease between Landlord and Tenant.

IN WITNESS THEREOF, this certificate has been executed and delivered by the authorized officers of the undersigned as of May 5, 1998.
                                                   ---------------

          TENANT:        LUCY  AND  TONY  CARAPEIT

                         By:  /s/  Tony  Carapeit
                        -------------------------
                         Tony  Carapeit

                         Date:  May  5,  1998


                         By:  /s/  Lucy  Carapeit
                        -------------------------
                         Lucy  Carapeit

                         Date:  May  5,  1998

                            FOURTH AMENDMENT TO LEASE
                                      AND
                         CONSENT TO ASSIGNMENT OF LEASE


     THIS  FOURTH  AMENDMENT  TO  LEASE  AND  CONSENT  TO  ASSIGNMENT  OF  LEASE
("Amendment") is made and entered into as of March 9, 2001, by and among NNN SACRAMENTO CORPORATE CENTER, LLC, a Virginia Limited Liability Company, successor-in-interest to SACRAMENTO CORPORATE CENTER, L.P., a Delaware Limited Partnership, successor-in-interest to Fifth & I Associates ("Landlord), LUCY AND TONY CARAPEIT, as individuals ("Assignor") and MANIJEH SHAHVARAN, an individual ("Assignee").

                                    RECITALS
     A. Landlord and Assignor's predecessor, George and Mitri Dabai, entered into that certain Standard Form Lease dated as of September 18, 1986, which was assigned to Assignor on August 4, 1988, and amended by the First Amendment to Lease, Second Amendment to Lease dated July 9, 1992, Third Amendment to Lease dated November 27, 1995, Tenant Estoppel Certificate dated May 5, 1998, Lease Termination Agreement dated July 24, 2000, and Cancellation of Lease Termination Agreement dated August 31, 2000, concerning certain premises ("Promises") located at 500 I Street, Sacramento, California, and more particularly described in the Lease.

     B. Landlord and Assignor desire to modify the Lease as set forth in this Amendment, which modifications shall be deemed effective as of the date of this Amendment as indicated above.

                                    AGREEMENT
     NOW, THEREFORF, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt end sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Lease and agree as follows:

     1.  Defined  Terms. All capitalized terms used and not otherwise defined in
        ---------------
this Amendment, but defined in the Lease, shall have the same meaning in this Amendment as in the Lease.

     2.  Modifications.  Landlord and Assignor hereby agree that the Lease shall
         --------------
be  modified  and/or  supplemented  as  follows:

          a)  Assignment:  Assignor  hereby  desires  Landlord's  consent  to
              ----------
     Assignor's agreement to Assignee of all Assignor's right, title and interest in the Lease.

          b) Assignor's Covenants. Assignor hereby agrees through the expiration
            ---------------------
     of  the  initial  lease  term,  which  is  May  31,  2002:

               (1) that it shall not be released from its obligations under the Lease, including all monetary obligations, if Assignee fails to perform them;
               (2) to promptly cure and default curable by Assignee under the Lease, provided the cure may reasonably be accomplished by Assignor without taking possession of the Premises;
               (3) that it is, by a separate agreement ("Assignment Agreement") with Assignee, assigning to Assignee all of Assignor's right, title and interest in and obligations under the Lease, including the security deposit; and
               (4) that it has not failed to disclose to Landlord any information, which, if known by Landlord, might provide grounds for Landlord to reasonably withhold its consent to the assignment.
               Effective May, 2002, Assignor will surrender all rights and interests under the Lease, including possession, and shall be released from all obligations under said Lease.

     c)  Assignee's  Covenants.  Assignee  hereby  agrees:
         ----------------------

          (1) that it has accepted the assignment made under the Assignment Agreement;
          (2) to perform and be bound by all of the terms and conditions of the Lease and any amendments thereto as though Assignee was the original Lessee under the Lease;
          (3)  that  its  address  for  receipt  of  notices  under the Lease is
                         Ms.  Manijeh  Shahvaran
                         dba  Lucy's  Place
                         500  I  Street
                         Sacramento,  CA  95814
          (4) that Landlord has not made any express or implied oral or written representation or promise that:
               (i)  future  assignments  will  be  approved;
               (ii) Assignee  will  enjoy  financial  success  in  operating any business  on  the  Premises;  or
               (iii)  It  will  grant an extension of the Term or enter into any other modification of the Lease, except as stated in this Amendment.
          (5) That it has been provided with a copy of the Lease, together will all amendments thereto, if any, and that it has read the Lease and all amendments and fully understands its obligations as Lessee under the Lease.

     d)  Security  Deposit.  Upon  execution  of this Amendment and the close of
        ------------------
escrow between Assignor and Assignee, Assignee will provide to Landlord a security deposit in the amount of Eleven Thousand Eight Hundred Eleven and 12/100 Dollars ($11,811.12), which shall be paid as follows:
          (1) Assignor hereby assigns its security deposit in the amount of Two Thousand Five Hundred Thirty-Two and 60/100 Dollars ($2,532.60) to Assignee, which Landlord shall apply to Assignee's required security deposit;
          (2) Assignee will provide Landlord a check in the amount of Nine Thousand Two Hundred Seventy-Eight and 52/100 Dollars ($9,278.52) for the balance of the total required security deposit.
          Provided Assignee is not in default upon the expiration of the lease term and elects to exercise its Option to Extend as defined in Subparagraph
     (f) below, Landlord shall return Seven Thousand Eight Hundred Seventy-Four and 08/100 Dollars ($7,874.08) of the security deposit to Assignee. The remaining security deposit of Three Thousand Nine Hundred Thirty-Seven and 04/100 Dollars ($3,937.04) shall be retained as security through the Option.
          Should Assignee elect not to exercise its Option to Extend as defined in Subparagraph (f) below, the security deposit shall he returned In accordance with the terms of Paragraph 7 of the Lease.

     e)  Lease  Extension.  Currently  with  the  execution  of  this Amendment,
         -----------------
Assignee desires to extend the term of the Lease. Accordingly, the term of the Lease shall be extended ("Extension Period") for a period of forty-eight (48) months, commencing on June 1, 2003 and ending on March 31, 2006.

       The  Monthly  Basic  Rent  for  the Extension Period shall be as follows:

Dates:                                Monthly  Basic  Rent
------                                --------------------
June  1,  2002  -  May  31,  2003     $4,172.76/month
June  1,  2003  -  May  31,  2004     $4,413.96/month
June  1,  2004  -  May  31,  2005     $4,679.28/month
June  2,  2005  -  May  31,  2006     $4,968.72/month


     f)  Option  to  Extend.  All  options provided to Assignor in the Lease are
        --------------------
hereby terminated. Assignee shall be provided one (1) five (5)-year Option to Extend in accordance with the attached Option to Extend at Market Rental Rate.

     g)  Landlord's  Consent.  For  valuable  consideration,  including  the
        --------------------
agreements, acknowledges and representations of Assignor and Assignee set forth above, Landlord hereby consents to Assignor's assignment to Assignee of all of Assignor's right, title and interest in the Lease upon and subject to the foregoing terms and conditions.


     3.  Miscellaneous.
         --------------

     a) Effect of Amendments. Except to the extend the Lease is modified by this
       ---------------------
Amendment, the remaining terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail.

     b)  Entire  Agreement.  This  agreement  embodies  the entire understanding
        ------------------
between Landlord and Assignee with respect to its subject matter and can be changed only by instrument in writing signed by Landlord and Assignee.

     c)  Counterparts.  This  Amendment may be executed in counterparts, each of
         ------------
which shall be deemed an original, but all of which, together, shall constitute on in the same Amendment.

     d)  Corporate  and  Partnership  Authority. If Assignee is a corporation or
        ---------------------------------------
partnership, or is compired of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment for the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

     e)  Attorney's  Fees.  The  provisions  of  the Lease respecting payment of
        ------------------
attorney's  fees  shall  also  apply  to  this  Amendment.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first set forth above.

               **SEE  ADDENDUM  NO.  2  DATED  3/14/01**


LANDLORD:      NNN  Sacramento  Corporate  Center,  LLC,
               A  Virginia  Limited  Liability  Company

               By:  /s/  Anthony  W.  Thompson
               -------------------------------
               Anthony  W.  Thompson
               Its:  President                         Date:  March  21,  2001


ASSIGNOR:      Lucy  and  Tony  Carapiet

               By:  /s/  Lucy  Carapiet
               ------------------------
               Lucy  Carapiet
               Its:________________                    Date:  March  14,  2001

               By:  /s/  Tony  Carapiet
               ------------------------
               Tony  Carapiet
               Its:  _______________                   Date:  March  14,  2001


                         NOT  COMPLETE  WITHOUT  THE  ATTACHED  SIGNATURE

ASSIGNEE:      Manijeh  Shahvaran,  an  Individual

               By:  /s/  Manijeh  Shahvaran
               ----------------------------
               Manijeh  Shahvaran,  an  Individual     Date:  March  14,  2001

                                  ADDENDUM NO.1
                        OPTION(S) TO EXTEND TERM OF LEASE
              AND MINIMUM ANNUAL RENT DURING EXTENDED LEASE TERM(S)


     1. Right to Exercise Option(s). Tenant is given the option(s) to extend the Lease Term subject to all of the provisions contained in this Lease, except for minimum annual rent ("Minimum Annual Rent"), for one (1) period(s) of five
(5) years each, each such period being herein referred to as an "Extended Lease Term", following expiration of the initial Term or Extended Lease Term, as the case may be, by giving written notice of exercise of the option ("Option Notice") to Landlord at least six (6) months but not more than one (1) year before the expiration of the initial Term or Extended Lease Term, as the case may be. Notwithstanding the foregoing, if Tenant is thirty (30) days or more delinquent in payment of rent or other amounts payable by Tenant or is otherwise in default on the date of giving any Option Notice, such Option Notice shall, if so elected by Landlord, be totally ineffective, or if Tenant is thirty (30) days or more delinquent in payment of rent or other amounts payable by Tenant or is otherwise in default on the date any Extended Lease Term is to commence, then, if so elected by Landlord, such Extended Lease Term shall not commence and this Lease shall expire at the end of the then existing Lease Term.

     2. Minimum Annual Rent During Extended Term. Minimum Annual Rent for the first year of any Extended Lease Term shall be established at that amount equal to the Minimum Annual Rent based upon the -prevailing market rates for similar commercial space determined as hereinafter provided. In no event shall the Minimum Annual Rent be less than the last month of the expiring lease term, or extended lease term. Thereafter, Minimum Annual Rent shall be adjusted annually as of the commencement of each subsequent Lease Year in the Extended Lease Term as provided as follows:

          MINIMUM ANNUAL RENT ADJUSTMENT. The Minimum Annual Rent shall be increased at the commencement of the first fill month beginning on or after the one year anniversary of the Rental. Commencement Date of the Option Term and each one year anniversary thereafter (each such date is hereinafter referred to as an "Adjustment Date") by the greater of
          (a) Three percent (3%) of the Minimum --- Annual Rent payable for the immediately preceding lease year or (b) by the percentage increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index, All Urban Consumers (all items, 1982-84 equals
          100) published for the area in which the Premises are situated or which is otherwise closest to the Premises ("Index") for the calendar month three (3) months prior to the calendar month during which the subject Adjustment Date occurs, as compared to the Index for the calendar month which is fifteen (15) months prior to the calendar month during which the subject Adjustment Date occurs. By way of illustration only, if the Rent Commencement Date is February 20, 1993, the first Adjustment Date will be March 1, 1994 and the Minimum Annual Rent commencing March 1, 1994 will be the Minimum Annual Rent payable under Section 4.1 prior to March 1,1994 increased (ii) the percentage increase in the Index between December1993 and December 1994. Should the Bureau of Labor Statistics discontinue the publication of the Index, or publish the same less frequently, or alter the same in some other manner, then Landlord shall adopt a substitute Index or substitute procedure which reasonably reflects and monitors consumer prices.

     Landlord will determine Minimum Annual Rent for the first year of any Extended Lease Term by comparing the Rate then being charged to new tenants of commercial space which is located within the vicinity of the Leased Premises, including consideration of recent rentals of space within the Building, which space is of similar size, quality, design and age with similar tenant improvements as were furnished by Landlord (the "Market Rate"). Neither party to the Lease shall have the right to have a court or other third party set the Market Rate for the leased premises. Landlord shall not earlier than Six (6) months and not later than 45 days prior to the end of the then existing Lease Term, advise Tenant in writing of Landlord's determination as to the applicable Market Rate for similar space which shall then, subject to the following paragraph, be the Minimum Annual Rent for the first year of such Extended Term.

     Within twenty (20) days of such notice from Landlord, if Tenant should reject Landlord's determination of Market Rate, Tenant shall so advise Landlord in writing, and the Lease shall terminate at the end of the then existing Lease Term. Absent such notice, Minimum Annual Rent shall increase at the commencement of such Extended Term as proposed by Landlord.


TENANT'S  Initials:  M.  SH.               LANDLORD'S  Initials:  A.W.T.

                                ADDENDUM NO. 2 TO
                                -----------------
                            FOURTH AMENDMENT TO LEASE
                                       AND
                         CONSENT TO ASSIGNMENT OF LEASE


This ADDENDUM, dated March 14, 2001, incorporates additional terms of the FOURTH AMENDMENT TO LEASE AND CONSENT TO ASSIGNMENT OF LEASE, dated March 9, 2001, as required by NNN Sacramento Corporate Center, LLC, A Virginia Limited Liability Company.


     4.   Assignment  and Assumption. Assignor assigns and transfers to Assignee
          --------------------------
          all rights, title and interest of Assignor in the Lease, and Assignee accepts said assignment and agrees to fully and finally perform, discharge arid satisfy, as a direct obligation to Lessor, each and every term, covenant and conditional to be performed by the Assignor (Lessee) under the Lease. Lessor consents to the assignment on the terms and conditions as described in the above referenced FOURTH AMENDMENT as supplemented herein.

     5.   CAM  Reconciliation. Assignee agrees to pay Lessor the amount required
          -------------------
          to reconcile the impound account for common area maintenance, taxes, and insurance upon Lessor's presentation of the actual expense information. Lessee agrees to pay Assignee for its prorata share of this amount for reconciliation. Lessor accepts the obligation to determine both the Lessee's and Assignee's prorata shares.

     6.   Warranties  of  Assignee. Assignee makes the following representations
         -------------------------
          and warranties, each of which representation and warranties shall survive the assignment of the Lease, is material and is being relied upon by Assignor in entering into this Agreement and Lessor in consenting to the assignment of the Lease, and is true in all respects as of the date of this agreement and shall be true in all respects on the Effective Date:

          a. Assignee has undertaken a complete and independent evaluation of the risks inherent in the execution of this Agreement, the acceptance of the assignment of the Lease set forth in this Agreement, the physical condition of the Leased Premises, and the operation of the Leased Premises for the use permitted by the Lease. Based solely upon the independent evaluation, Assignee elects to enter into this Agreement, assume the Lease as set forth in this Agreement, and ratify the Lease.

          b. In entering into this Agreement and assuming the Lease, Assignee is relying upon no statement, fact, promise, or representation (whether express or implied, written or oral) of Lessor, or Lessee not specifically set forth in the lease or this Agreement.

                                             Initials:  M.SH.,  A.W.T.

     7.   Warranties  of  Assignor. Assignor makes the following representations
         -------------------------
          and warranties, each of which representation and warranties shall survive the assignment of the Lease, is material and is being relied upon by Assignee in entering into this Agreement and Lessor in consenting to the assignment of the Lease, and is true in all respects as of the date of this Agreement and shall be true in all respects on the Effective Date;

          a. To the best knowledge of Assignor, the Lease is in full force and effect and is ratified by Assignor.

          b. The Lease constitutes the entire Agreement between Lessor and Assignor with respect to the Leased Premises, has not been assigned, supplemented or modified in any manner whatsoever, and no arrangements, agreement or understandings exist between Lessor and Assignor with respect to the Leased Premises, or either of them, except as specifically set forth in the Lease.

          c. All terms, covenants and conditions to be performed, discharged and satisfied by Lessor have been fully performed, discharged satisfied, including, without limitation, the completion of all improvements required to be completed by Lessor under the Lease, and all required contributions by Lessor to Assignor have been received. The term of the Lease commenced on or about September 18, 1986 and expires on May 31, 2006 (as extended by the FOURTH AMENDMENT), unless sooner terminated in accordance with the terms of the Lease. The current minimum rent due under the Lease is Three Thousand Nine Hundred Thirty-Seven and 04/100 ($3,937.04) per month.

          d. To the best knowledge of Assignor, there is no existing defenses or offsets which Assignor has against the enforcement of the Lease by Landlord and there exist no events which would constitute a basis for any such defenses or offsets upon the lapse of time or giving of notice, or both.

     8.   Assignment  of  Security  Deposit. Assignor releases all claims to the
          ---------------------------------
          security deposit referred to in Section 2d of the FOURTH AMENDMENT TO LEASE, and Assignee agrees the same shall be held by Landlord as a security deposit for Assignee.

     9.   Effect  of  Amendments.  In the event of conflict between the terms of
         ------------------------
          the Lease, including Amendments, and the terms of this Addendum, the terms of this Addendum shall prevail.

                                             Initials:  M.SH.,  A.W.T.

IN WITNESS WHEREOF, the parties have executed this Addendum as of the date and year first set forth above.

LANDLORD:      NNN  Sacramento  Corporate  Center,  LLC,
               A  Virginia  Limited  Liability  Company

               By:  /s/  Anthony  W.  Thompson
               -------------------------------
               Anthony  W.  Thompson
               Its:  President                         Date:  March  21,  2001


ASSIGNOR:      Lucy  and  Tony  Carapiet

               By:  /s/  Lucy  Carapiet
               ------------------------
               Lucy  Carapiet                         Date:  March  14,  2001

               By:  /s/  Tony  Carapiet
              -------------------------
               Tony  Carapiet                         Date:  March  14,  2001


ASSIGNEE:      Manijeh  Shahvaran,  an  Individual

               By:  /s/  Manijeh  Shahvaran
               ----------------------------
               Manijeh  Shahvaran                    Date:  March  14,  2001